Exhibit 10.4

              CONSOLIDATED, AMENDED AND RESTATED
                  RENEWAL PROMISSORY NOTE

$20,000                                         February 12, 1997
                                                 Orlando, Florida


     FOR VALUE RECEIVED, the undersigned, LIBERTY FINANCE COMPANY (the "Maker"), promises to pay to JOHN JEYASEELAN (the "Holder") the principal sum of TWENTY THOUSAND AND NO/100 DOLLARS ($20,000) on or before June 30, 1997, and promises to pay interest thereon at the rate of Fifteen Percent (15%) per annum on the principle balance from December 31, 1996 commencing on June 30, 1997 and annually thereafter.

     This Promissory Note shall not be transferable by the Holder hereof.

      Each person liable hereon, whether maker, endorser or guarantor, hereby waives presentment, protest, notice, notice of protest and notice of dishonor and agrees to pay any and all costs, including actual attorney's fees, whether suit be brought or not, if, after maturity of this Promissory Note, or default hereunder, counsel shall be employed to collect on this Promissory Note.

     Whenever used herein the terms "holder" and "maker" shall be construed in the singular or plural as the context may require or admit.

      This Promissory Note consolidates, amends, restates and renews in their entirety the following promissory notes made by Maker in favor of and currently owned and held by Holder: (1) that certain promissory note undated in 1994, in the original principal sum of Ten Thousand and No/100 Dollars ($10,000); (2) that certain promissory note dated December 30, 1994, in the original principal sum of Five Thousand and No/100 Dollars ($5,000); and (3) that certain promissory note dated December 27, 1995, in the original principal sum of Five Thousand and No/100 Dollars ($5,000).

      In witness whereof, the undersigned Maker has executed and delivered this Promissory Note this 12th day of February 1997.


                              LIBERTY FINANCE COMPANY



                              By:  /S/ R.C. Hill
                                   R.C. Hill, III, President